1Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affili te. © 2017 Bl ck Knight Financial Tech ology Solutions, LLC. All Rights Reserved. Black Knight Financial Services, Inc. Fourth Quarter and Full Year 2016 Earnings Results February 1, 2017

2Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the tax-free spin-off of Black Knight from Fidelity National Financial, Inc.; electronic security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that impact our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the availability of data; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; risks associated with our structure and status as a “controlled company;” our ability to successfully integrate strategic acquisitions; and other r isks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains non-GAAP financial information, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings, Pro Forma Adjusted Net Earnings and Adjusted Net Earnings Per Share. These are important financial performance measures for Black Knight, but are not financial measures as defined by generally accepted accounting principles (“GAAP”). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Black Knight believes they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. Black Knight has not provided a reconciliation of forward-looking Adjusted Net Earnings Per Share and Adjusted EBITDA growth to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to Black Knight without unreasonable effort. See the Appendix for further information.

3Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. GAAP Financial Results Metrics Full Year Fourth Quarter Revenues $1,026.0 million, +10% $261.5 million, +10% Net Earnings Attributable to Black Knight Financial Services, Inc. $45.8 million $11.8 million Net Earnings Per Share Attributable to Black Knight Financial Services, Inc. - Diluted $0.67 $0.17

4Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Financial Highlights: Full Year Metrics Full Year Initial Guidance(1) Adjusted Revenues $1,033.3 million, +10% +6% to 8% Adjusted EBITDA $463.1 million, +12% +8% to 10% Adjusted EBITDA Margin 44.8%, +80 bps Adjusted Net Earnings $175.4 million, +16% Adjusted Net Earnings Per Share $1.15 $1.09 to $1.13 (1) Initial full year 2016 financial guidance provided on February 10, 2016

5Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Financial Highlights: Fourth Quarter Metrics Fourth Quarter Adjusted Revenues $263.0 million, +10% Adjusted EBITDA $116.7 million, +8% Adjusted EBITDA Margin 44.4%, -50 bps Adjusted Net Earnings $45.2 million, +12% Adjusted Net Earnings Per Share $0.30, +15%

Technology

Adjusted Revenues[(1)] ($ in millions)



+11% Y/Y growth
+12% Y/Y growth
$198
$219
$766
$856
Q4 2015
Q4 2016
FY 2015
FY 2016

Adjusted EBITDA Margin[(1)] (%)



+100 bps Y/Y expansion
+160 bps Y/Y expansion
55.8%
56.8%
55.4%
57.0%
Q4 2015
Q4 2016
FY 2015
FY 2016

Full Year and Fourth Quarter Highlights

- Servicing Technology adjusted revenues growth driven by increased loan counts coupled with price escalation and new client wins
- Origination Technology adjusted revenues grew primarily from prior year client implementations, increased transaction volumes and the eLynx acquisition
- Adjusted EBITDA margin expansion driven by revenue contribution and cost efficiencies
- Adjusted EBITDA margin expansion of 160 basis points for the year and 100 basis points for the quarter

(1) Adjusted Revenues and Adjusted EBITDA Margin for the Technology segment presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Black Knight Financial Services
Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.
6

Data and Analytics

Adjusted Revenues[1] ($ in millions)



+4% Y/Y growth
+2% Y/Y growth
$42
$44
$174
$178
Q4 2015
Q4 2016
FY 2015
FY 2016

Adjusted EBITDA Margin[1] (%)



670 bps Y/Y reduction
160 bps Y/Y reduction
17.0%
10.3%
16.5%
14.9%
Q4 2015
Q4 2016
FY 2015
FY 2016

Full Year and Fourth Quarter Highlights

- Adjusted revenues growth driven by the acquisition of Motivity, new client wins and higher transaction volumes partially offset by lower upfront revenues from long-term strategic license deals
- Adjusted EBITDA margin in the fourth quarter includes higher data-related costs

(1) Adjusted Revenues and Adjusted EBITDA Margin for the Data and Analytics segment presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Black Knight Financial Services

Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

7

8Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Capital Structure (1) Excludes unamortized bond premium, original issue discount and debt issuance costs ($ in millions) As of 12/31/16 Maturity Interest Rate Cash and Cash Equivalents $ 134 Revolver ($400mm) 50 2020 LIBOR + 200bps Term A Loan 740 2020 LIBOR + 200bps Term B Loan 394 2022 LIBOR + 300bps / 75bps floor Senior Notes 390 2023 5.75% Total Long-term Debt(1) $1,574 Capital Lease Obligation 5 2017 0.00% Total Debt $1,579 Net Debt $1,445 LTM 12/31/16 Adjusted EBITDA $ 463 Total Debt / LTM Adjusted EBITDA 3.4x Net Debt / LTM Adjusted EBITDA 3.1x

9Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Property Insight Realignment Effective January 1, 2017, Black Knight has realigned the commercial relationship between its Property Insight business and FNF  Property Insight provides information used to source and underwrite title insurance policies  Employees responsible for title plant posting and maintenance have been transferred to FNF  Black Knight retains the software development, hosting and technology aspect of the Property Insight business, as well as the third party sales of Property Insight offerings • Focused on the higher margin technology solutions that are similar to Black Knight’s other businesses  If the realignment had taken place at the beginning of 2016, revenues and expenses would have been lower by approximately $31 million with no effect on Adjusted EBITDA

10Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Full Year 2017 Financial Guidance Financial Metric Guidance Revenues and Adjusted Revenues Growth +3% to 5% (+6% to 8% adjusting to reflect the Property Insight realignment as if it took place on January 1, 2016) Adjusted EBITDA Growth +10% to 12% Adjusted Net Earnings Per Share $1.32 to $1.36 Full Year 2017 guidance is based upon the following estimates and assumptions:  Interest expense of ~$70 million  Depreciation and amortization expense of ~$120 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)  Fully-distributed effective tax rate of ~37%  Diluted weighted-average shares outstanding of ~153 million shares  CAPEX of approximately $90 million

11Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Full Year 2017 Adjusted Revenues Bridge $1,033.3 $(31.0) FY 2016 Property Insight Realignment 2017 Growth FY 2017 Adjusted Revenues ($ in millions) -3% +6% to 8% +3% to 5%

12Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Appendix

13Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Financial Measures Adjusted Revenues –We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. This adjustment for the full year of 2017 is expected to be approximately $4.5 million. Adjusted EBITDA –We define Adjusted EBITDA as Net earnings, with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) the deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (v) equity-based compensation; (vi) charges associated with significant legal and regulatory matters; (vii) member management fees paid to FNF and THL Managers LLC; (viii) exit costs, impairments and other charges; (ix) costs associated with debt and equity offerings; (x) acquisition-related costs; (xi) discontinued operations and (xii) other expenses, net. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings and Pro Forma Adjusted Net Earnings –We define Adjusted Net Earnings as Net earnings with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to, (i) adjustments to calculate Adjusted EBITDA as described above; (ii) adjustment for the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (iii) non-recurring items in Other expense, net; (iv) adjustment for income tax expense at our estimated effective tax rate, excluding noncontrolling interests; and (v) assuming the exchange of all the outstanding shares of our Class B common stock into shares of our Class A common stock, which eliminates the noncontrolling interests in Black Knight. For periods that include the results of operations prior to the third quarter of 2015, Pro Forma Adjusted Net Earnings would further include pro forma adjustments to present interest expense as if the amount of debt outstanding and applicable interest rates as a result of the debt refinancing were consistent for all periods prior to the debt refinancing. Adjusted Net Earnings Per Share –We calculate per share amounts assuming the exchange of all shares of Class B common stock into shares of our Class A common stock at the beginning of the respective period, as well as the dilutive effect of any unvested restricted shares of Class A common stock.

14Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliations: Adjusted Revenues and Adjusted EBITDA Three Months Ended December 31, Year Ended December 31, ($ in millions) 2016 2015 2016 2015 Revenues $ 261.5 $ 237.8 $ 1,026.0 $ 930.7 Deferred revenue adjustment 1.5 2.2 7.3 9.6 Adjusted Revenues $ 263.0 $ 240.0 $ 1,033.3 $ 940.3 Three Months Ended December 31, Year Ended December 31, ($ in millions) 2016 2015 2016 2015 Net earnings $ 34.3 $ 30.1 $ 133.0 $ 82.4 Depreciation and amortization 54.1 50.9 208.3 194.3 Interest expense 17.0 16.5 67.6 89.8 Income tax expense 6.6 6.4 25.8 13.4 Other expense, net 0.2 — 6.4 4.6 EBITDA 112.2 103.9 441.1 384.5 Deferred revenue adjustment 1.5 2.2 7.3 9.6 Equity-based compensation 2.9 1.0 12.4 11.4 Transition and integration costs 0.1 — 2.3 3.6 IPO costs — 0.6 — 4.4 Adjusted EBITDA $ 116.7 $ 107.7 $ 463.1 $ 413.5 Adjusted EBITDA Margin (%) 44.4% 44.9% 44.8% 44.0%

15Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliation: Adjusted Net Earnings and Pro Forma Adjusted Net Earnings Three Months Ended December 31, Year Ended December 31, ($ in millions, except per share) 2016 2015 2016 2015 Net earnings $ 34.3 $ 30.1 $ 133.0 $ 82.4 Depreciation and amortization adjustment 25.1 23.8 90.1 90.3 Deferred revenue adjustment 1.5 2.2 7.3 9.6 Equity-based compensation 2.9 1.0 12.4 11.4 Other expense, net adjustment 0.2 — 6.4 4.8 Transition and integration costs 0.1 — 2.3 3.6 Interest expense adjustment — — — 23.3 IPO costs — 0.6 — 4.4 Income tax expense adjustment (18.9) (17.3) (76.1) (78.4) Adjusted Net Earnings / Pro Forma Adjusted Net Earnings $ 45.2 $ 40.4 $ 175.4 $ 151.4 Adjusted Net Earnings Per Share $ 0.30 $ 0.26 $ 1.15 Weighted Average Adjusted Shares Outstanding 153.0 152.7 152.7